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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2007

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


              P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                        N/A
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

        Scottish Re Group Limited (the "Company") announced on May 16, 2007 that Dean E. Miller, Executive Vice President and Chief Financial Officer of the Company, would be resigning effective May 18, 2007. The Company intends to announce the appointment of a successor to Mr. Miller shortly. A copy of the press release regarding this announcement is attached hereto as Exhibit 99.1.

        The Company announced on May 17, 2007 that Clifford J. Wagner will step down as Chief Executive Officer of the Company's North American segment later this year. A search for a new Chief Executive Officer for the North America segment has been initiated and is expected to be concluded by the end of September, 2007. A copy of the press release regarding this announcement is attached hereto as Exhibit 99.2.

        The Company announced on May 18, 2007 that it has initiated a search for a Chief Executive Officer to replace Paul Goldean, the current President and Chief Executive Officer of the Company. After transition of responsibilities to the incoming Chief Executive Officer, Mr. Goldean will assume the role of Chief Administration Officer. In this role, Mr. Goldean will be responsible for corporate development, investor relations and legal/regulatory matters. A copy of the press release regarding this announcement is attached hereto as Exhibit 99.3.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

99.1    Press Release issued by Scottish Re Group Limited on May 16, 2007.

99.2    Press Release issued by Scottish Re Group Limited on May 17, 2007.

99.3    Press Release issued by Scottish Re Group Limited on May 18, 2007.




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                                    SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                             By:   /s/ Paul Goldean
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                                   Paul Goldean
                                   President and Chief Executive Officer



Dated:  May 21, 2007



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                                INDEX TO EXHIBITS

Number        Description
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99.1          Press Release issued by Scottish Re Group Limited on May 16, 2007.

99.2          Press Release issued by Scottish Re Group Limited on May 17, 2007.

99.3          Press Release issued by Scottish Re Group Limited on May 18, 2007.







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